Other operating expenses (Tables)	12 Months Ended
Dec. 31, 2018
Other Operating Expenses
Schedule of other operating expenses

	2018	2017	2016
Exchange rate loss from operations	(100)	(38)	(24)
Acquisition costs (Note 5)	(306)	(20)	(37)
Sale/scrapping of non-current assets	(63)	—	(3)
Sale of operation, Procure IT Right	—	—	(4)
Service level agreements, for sold operations	(11)	(3)	(3)
Other expenses	—	(1)	(1)
Total other operating expenses	(480)	(62)	(72)